Exhibit 10.1
EXECUTION VERSION

FIRST AMENDMENT dated as of October 31, 2016 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of January 3, 2011, as amended and restated by the Second Restatement Agreement dated as of June 14, 2012, and by the Third Restatement Agreement dated as of March 13, 2013, and as further amended and restated as of August 21, 2015, pursuant to the Fourth Restatement Agreement dated as of July 24, 2015 (the “Credit Agreement”), among ASCENA RETAIL GROUP, INC., a Delaware corporation (the “Company”), the other LOAN PARTIES party hereto, the LENDERS party hereto, the ISSUING BANKS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Swingline Lender.
The Borrowers (such term and each other capitalized term used herein having the meaning provided in Section 1.01 of this Agreement), the other Loan Parties, certain of the Lenders and the Administrative Agent are parties to the Credit Agreement and certain related Loan Documents, providing for Revolving Commitments in favor of the Borrowers in an aggregate principal amount of $600,000,000.
The Borrowers, the other Loan Parties, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as provided herein.
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:
SECTION 1.01.    Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.
SECTION 1.02.    Amendment of Credit Agreement. The Credit Agreement is amended, effective as of the First Amendment Effective Date, as set forth below in this Section:
(a)    The following definitions are inserted into Section 1.01 of the Credit Agreement in their appropriate alphabetical positions:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any financial institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Pledged Cash” means, on any date of determination, the aggregate amount of cash as of such date (including cash represented by shares in any money market fund) that (a) is on deposit in the Eligible Pledged Cash Account and subject to a duly perfected first priority Lien in favor of the Administrative Agent and (b) does not constitute (i) cash pledged pursuant to Section 2.06(j) or (ii) Term Loan Priority Collateral (as defined in the Intercreditor Agreement).
“Eligible Pledged Cash Account” means (a) a special purpose Deposit Account established by the Company with the Administrative Agent or (b) shares representing immediately withdrawable cash in a money market fund managed by the Administrative Agent or one of its Affiliates, in either case subject to the Lien of the Restated Security Agreement and to a Deposit Account Control Agreement or other control agreement reasonably satisfactory to the Administrative Agent, designated by the Company and the Administrative Agent as the “Eligible Pledged Cash Account”, and withdrawals from which are subject to the provisions of Section 2.23.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)    The first sentence of the definition of “Borrowing Base” in Section 1.01 of the Credit Agreement is amended by relettering clause (c) thereof as clause (d) and by inserting, immediately before the word “minus” preceding such relettered clause (d), the following:
“plus (c) the lesser of (i) 100% of Eligible Pledged Cash and (ii) $75,000,000,”.
(c)    The portion of the third sentence of the definition of “Borrowing Base” in Section 1.01 of the Credit Agreement immediately preceding the proviso therein is amended to read as follows:
“Subject to the immediately preceding sentence and the other provisions hereof (including Section 2.23) expressly providing for adjustment of, or permitting the Administrative Agent to adjust, the Borrowing Base, the Borrowing Base at any time shall be determined by reference to the Borrowing Base Certificate delivered to the Administrative Agent on or most recently prior to such day pursuant to Section 4.02(a)(iii), 5.01(h) or 6.05(h) (or, prior to the first such delivery following the Fourth Restatement Effective Date, the Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 4.01(a)(ix));”
(d)    The definition of “Gift Card Reserve” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Gift Card Reserve” means, at any time, the sum of (a) a percentage determined from time to time by the Administrative Agent in the exercise of its Permitted Discretion of the aggregate remaining amount at such time of outstanding gift certificates and gift cards sold by the Loan Parties entitling the holder thereof to use all or a portion of the certificate or gift card to pay all or a portion of the purchase price of Inventory and (b) a percentage determined from time to time by the Administrative Agent in the exercise of its Permitted Discretion of the aggregate amount at such time of outstanding customer deposits and merchandise credits entitling the holder thereof to use all or a portion of such deposit or credit to pay all or a portion of the purchase price of Inventory.
(e)    Article II of the Credit Agreement is hereby amended by adding the following new Section 2.23:
SECTION 2.23. Eligible Pledged Cash Account. The Company may from time to time, on any Business Day, deposit or cause to be deposited cash in dollars into the Eligible Pledged Cash Account, and on the Business Day following the delivery by the Borrower Representative to the Administrative Agent of a notice setting forth the amount so deposited and certifying that the amount so deposited constitutes Eligible Pledged Cash, the Borrowing Base shall be adjusted to include the aggregate amount of Eligible Pledged Cash after giving effect to such deposit (subject to the limit in the definition of “Borrowing Base” on the amount of Eligible Pledged Cash includible therein). The Company may, upon written notice to the Administrative Agent and subject to the provisions of the applicable Deposit Account Control Agreement or other control agreement, withdraw cash from the Eligible Pledged Cash Account if (a) no Default shall exist immediately prior to such withdrawal or would exist immediately after giving effect thereto and (b) no Dominion Period, and no conditions that will result in a Dominion Period solely by reason of the passage of time, shall be in effect immediately after giving effect to such withdrawal and to the adjustment of the Borrowing Base provided for in the next sentence (and upon each withdrawal of cash from the Eligible Pledged Cash Account, the Company shall be deemed to represent that the conditions set forth in the preceding clauses (a) and (b) are satisfied). At the time of any withdrawal of cash from the Eligible Pledged Cash Account, the Borrowing Base shall be adjusted with immediate effect to include only the aggregate amount of Eligible Pledged Cash after giving effect to such withdrawal (subject to the limit in the definition of “Borrowing Base” on the amount of Eligible Pledged Cash includible therein). At the time of any termination of the Deposit Account Control Agreement or other control agreement entered into in respect of the Eligible Pledged Cash Account, unless such agreement shall have been replaced by another effective Deposit Account Control Agreement or other control agreement reasonably satisfactory to the Administrative Agent, the Borrowing Base shall be adjusted with immediate effect to exclude Eligible Pledged Cash. Interest or profits, if any, on amounts deposited in the Eligible Pledged Cash Account shall accumulate in such account and constitute Eligible Pledged Cash.
(f)    Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.20:
SECTION 9.20. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any related agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
SECTION 1.03.    Representations and Warranties. The Loan Parties represent and warrant to each other party hereto that:
(i)    this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(ii)    the representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents (with references therein to the “Transactions” being deemed to include the execution, delivery and effectiveness of this Amendment) are, on and as of the First Amendment Effective Date, true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, except for any representation or warranty that, by its terms, speaks as of a prior date, which representation or warranty shall be true and correct as of such prior date; and
(iii)    as of the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing under the Credit Agreement.
SECTION 1.04.    Effectiveness. (a) The amendments provided for herein shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have executed a counterpart of this Amendment and shall have received from the Company, each other Loan Party and Lenders constituting the Supermajority Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence reasonably satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart of this Amendment.
(b)    The Administrative Agent shall notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 1.05.    Expenses; Indemnity. The Company agrees, whether or not the First Amendment Effective Date shall occur, to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses, and to indemnify and hold harmless the Administrative Agent, its Affiliates and each other Indemnitee, on the terms set forth in Section 9.03 of the Credit Agreement, which terms are incorporated by reference into this Amendment with the same effect as if set forth in full herein.
SECTION 1.06.    Reaffirmation. Each Loan Party hereby consents to this Amendment and hereby (a) reaffirms and confirms its guarantees, pledges, grants of security interests and other obligations, as applicable, under the Loan Guarantee and each Collateral Document to which it is party, (b) affirms and confirms its obligations to indemnify and other commitments and obligations under the Loan Documents to which it is a party and (c) agrees that, notwithstanding the effectiveness of this Amendment, (i) the Loan Guarantee and each Collateral Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other obligations thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Lender Parties. Each Loan Party hereby confirms and agrees that obligations under the Credit Agreement constitute “Obligations” and “Secured Obligations” (or words of similar import) under and as used in the Loan Guarantee and each Collateral Document to which it is a party.
SECTION 1.07.    Effect of Amendment; No Novation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances, except as expressly set forth herein.
(b)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall refer to the Credit Agreement as amended hereby and the term “Credit Agreement”, as used in each Loan Document, shall mean the Credit Agreement as so amended.
(c)    This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 1.08.    Applicable Law; Jurisdiction; Waiver of Jury Trial. THE PROVISIONS OF SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED INTO THIS AMENDMENT MUTATIS MUTANDIS WITH THE SAME EFFECT AS IF SET FORTH IN FULL HEREIN.

SECTION 1.09.    Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging (such as a ‘pdf’) shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 1.10.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 1.11.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date set forth above.

ASCENA RETAIL GROUP, INC.
By:	/s/	Tom Calderwood
Name:		Tom Calderwood
Title:		Vice President

THE DRESS BARN, INC.
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

TWEEN BRANDS, INC.
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

MAURICES INCORPORATED
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

ANN INC.
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

CHARMING SHOPPES OF DELAWARE, INC.
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

CSI INDUSTRIES, INC.
By:	/s/	Tom Calderwood
Name:		Tom Calderwood
Title:		Vice President

CATHERINES, INC.
By:	/s/	Tom Calderwood
Name:		Tom Calderwood
Title:		Vice President

CATHERINES STORES CORPORATIONS
By:	/s/	Tom Calderwood
Name:		Tom Calderwood
Title:		Vice President

LANE BRYANT, INC
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

LANE BRYANT PURCHASING CORP.
By:	/s/	Tom Calderwood
Name:		Tom Calderwood
Title:		Vice President

ANNTAYLOR RETAIL, INC.
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

ANNTAYLOR, INC.
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

ANNTAYLOR DISTRIBUTION SERVICES, INC.
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

ANNCO, INC.
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

ANN CARD SERVICES, INC.
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

ETNA RETAIL DC, LLC
By:	/s/	Tom Calderwood
Name:		Tom Calderwood
Title:		Vice President

ASCENA TRADE SERVICES, LLC
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

MAURICES PROCUREMENT, LLC
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Vice President

CSPE, LLC
By:		Charming Shoppes of Delaware, Inc.
Its:		Sole Member of Manager
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

GC FULFILLMENT, LLC
By:		Ascena Retail Group, Inc.
Its:		Sole Member
By:	/s/	Tom Calderwood
Name:		Tom Calderwood
Title:		Vice President

DRESS BARN CREDIT MANAGEMENT, LLC
By:		Dress Barn, Inc.
Its:		Sole Member
By:	/s/	Gary Holland
Name:		Gary Holland
Title:		Assistant Secretary

FOR EACH ENTITY LISTED ON SCHEDULE 1 HERETO
By:	/s/	Tom Calderwood
Name:		Tom Calderwood
Title:		Authorized Officer in the capacities indicated on Schedule 1 hereto

SCHEDULE 1
Tom Calderwood on behalf of each entity in the capacity shown:

ENTITY	SIGNING CAPACITY
Chestnut Acquisition Sub, Inc.	Vice President
Charming Shoppes, Inc.	Vice President
933 Inspiration LLC	Vice President
DBX, Inc.	Vice President
Maurices Credit Management, Inc.	Vice President
Duluth Real Estate, LLC	Vice President
Too GC, LLC	Vice President
Tween Brands Agency, Inc.	Vice President
Tween Brands Direct Services, Inc.	Vice President
Tween Brands Direct, LLC	Vice President
Tween Brands Investment, LLC	Vice President
Tween Brands Purchasing, Inc.	Vice President
Tween Brands Service Co.	Vice President
Tween Brands Store Planning, Inc.	Vice President
C.S.F. Corp.	Vice President
CCTM, Inc.	Vice President
Charming Shoppes Receivables Corp.	Vice President
Charming Shoppes Seller, Inc.	Vice President
Charming Shoppes Street, Inc.	Vice President
Crosstown Traders, Inc.	Vice President
CS Holdco II Inc.	Vice President
CSD Acquisition Corp.	Vice President
CSGC, Inc.	Vice President
Fashion Service LLC	Vice President
Charming Sales Co. Two, Inc.	Vice President
Charming Sales Co. Three, Inc.	Vice President
Charming Sales Co. One, Inc.	Vice President
Lane Bryant of Pennsylvania, Inc.	Vice President
PSTM, Inc.	Vice President
Sonsi, Inc.	Vice President
Spirit of America, Inc.	Vice President
Winks Lane, Inc.	Vice President
Catherines #5124, Inc.	Vice President
Catherines #5147, Inc.	Vice President
Lane Bryant #6243, Inc.	Vice President
Lane Bryant 6398, Inc.	Vice President
Lane Bryant 6662, Inc.	Vice President
Lane Bryant Outlet 4106, Inc.	Vice President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,
By:	/s/	Donna DiForio
Name:		Donna DiForio
Title:		Authorized Officer

LENDER SIGNATURE PAGE TO THE FIRST ADMENMENT OF ASCENA RETAIL GROUP, INC.
LENDER:		BANK OF AMERICA, N.A.

By:	/s/	Roger G. Malouf
Name:		Roger G. Malouf
Title:		Director

By:	/s/	*
Name:
Title:

* For any Lender requiring a second signature line.

LENDER SIGNATURE PAGE TO THE FIRST ADMENMENT OF ASCENA RETAIL GROUP, INC.
LENDER:		Wells Fargo Bank, N.A,

By:	/s/	Brent E. Shay
Name:		Brent E. Shay
Title:		Director

LENDER SIGNATURE PAGE TO THE FIRST ADMENMENT OF ASCENA RETAIL GROUP, INC.
LENDER:		Fifth Third Bank

By:	/s/	Bruce R. Cohenow, Jr
Name:		Bruce R. Cohenow, Jr
Title:		Assistant Vice President

By:	/s/	*
Name:
Title:

* For any Lender requiring a second signature line.

LENDER SIGNATURE PAGE TO THE FIRST ADMENMENT OF ASCENA RETAIL GROUP, INC.
LENDER:		GOLDMAN SACHS BANK USA

By:	/s/	Mehmet Barlas
Name:		Mehmet Barlas
Title:		Authorized Signatory

By:	/s/	*
Name:
Title:

* For any Lender requiring a second signature line.

LENDER SIGNATURE PAGE TO THE FIRST ADMENMENT OF ASCENA RETAIL GROUP, INC.
LENDER:		CAPITAL ONE BANK, N.A.

By:	/s/	Donna Lubin
Name:		Donna Lubin
Title:		Director

By:	/s/	*
Name:
Title:

* For any Lender requiring a second signature line.

LENDER SIGNATURE PAGE TO THE FIRST ADMENMENT OF ASCENA RETAIL GROUP, INC.
LENDER:		US Bank, National Association

By:	/s/	Thomas P. Chidester
Name:		Thomas P. Chidester
Title:		Vice President

By:	/s/	*
Name:
Title:

* For any Lender requiring a second signature line.